UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2005

VIACOM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY		10036
(Address of principal executive offices)		(Zip Code)

(212) 258-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2  -  Financial Information

Item 2.02   Results of Operations and Financial Condition.

On February 24, 2005, the Registrant issued a press release announcing earnings for the full year and fourth quarter ended December 31, 2004.  A copy of such press release is furnished herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

Section 9  -  Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(c)  Exhibits.         The following Exhibit is furnished as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99	Press release of the Registrant, dated February 24, 2005, announcing earnings for the full year and fourth quarter ended December 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.
(Registrant)

	By:		/s/ Michael D. Fricklas
		Name:	Michael D. Fricklas
		Title:	Executive Vice President, General Counsel and Secretary

Date: February 24, 2005

Exhibit Index

Exhibit Number	Description of Exhibit

99	Press release of the Registrant, dated February 24, 2005, announcing earnings for the full year and fourth quarter ended December 31, 2004.